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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                October 10, 1999
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                Date of Report (Date of earliest event reported)


                             Capital Re Corporation
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                  (Exact name of registrant as specified in its
                                    charter)


          Delaware                        1-10995              52-1567009
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(State or other jurisdiction of       (Commission File      (I.R.S. Employer
incorporation or organization)            Number)          Identification No.)


 1325 Avenue of the Americas, New York, New York                 10019
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    (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 974-0100


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                           Exhibit Index is on page 4.

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                             CAPITAL RE CORPORATION

Item 5.   Other Events.

          On October 11, 1999, Capital Re Corporation issued a press release which is included as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          99.1. Press Release, dated October 11, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAPITAL RE CORPORATION


Date:  October 12, 1999                By:  /s/Alan S. Roseman
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                                               Alan S. Roseman
                                               Executive Vice President,
                                               General Counsel and Secretary


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                                INDEX TO EXHIBITS

Exhibit
Number                     Exhibit Description
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99.1.                      Press Release, dated October 11, 1999.


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